BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
BUSINESS COMBINATION
NOTE 17:-	BUSINESS COMBINATION

In November 2023, the Company acquired DPI, a U.S. based expert systems integrator with a strong focus on the U.S. Department of Defense and the U.S. government sectors.

In accordance with the acquisition method of accounting, the total estimated purchase price consideration for the DPI acquisition was $19,231, subject to working capital adjustments, comprised of the following components:

i.	A closing payment totaling $2,461, made through the issuance of ordinary shares;
ii.	A deferred payment of $820 in ordinary shares, set to be issued as per the terms outlined in the purchase agreement (“Holdback Amount”),
iii.	$4,787 cash paid by the Company to partially settle DPI's outstanding debt and transaction costs,
iv.	$11,163 Contingent earn-out payments, to be settled using the Company's ordinary shares (“Earn-out Consideration”).

The Earn-out Consideration amounts are based on the financial results of DPI in each of the years ending December 31, 2024, 2025 and 2026 and have a maximum outcome of Company’s ordinary shares issuance to DPI’s seller of 2,419,755.

As of December 31, 2024 and 2023, the fair value of the Holdback Amount and Earn-out Consideration was $9,818 and $11,621, respectively. The Company estimated the fair value of the Earn-out Consideration by utilizing a Monte Carlo simulation and the fair value of the Holdback Amount by multiplying the market share price of the Company in the held-back amount of shares. Changes in the Holdback Amount and Earn-out Consideration fair value are recorded in the consolidated statements of income (loss) under Other operating expenses (income), net.

Additionally, the Company has committed to issuing up to 705,245 of the Company’s ordinary shares over approximately three years post-acquisition, contingent on continued service and achieving specified financial results (“Service Based Earn-Out”). The Service Based Earn-Out was classified as an equity grant and measured based on the Company's closing share price as of the acquisition date.

Moreover, if all earn-outs will be paid in full, and subject to other conditions, the seller of DPI will be entitled a one-time payment of $9,000 payable in the Company’s ordinary shares or cash, at the Company’s discretion under certain limitations (“Additional Earn-Out Consideration”). The Additional Earn-Out Consideration was classified as a liability grant. During the year ended December 31, 2024, the Company partially amended the Additional Earn-Out Consideration conditions under the purchase agreement with the former shareholders of DPI, modifying it to an amount in the range of $2,000-$9,000, conditioned upon meeting certain financial results. As of December 31, 2024 and 2023, the Company recognized a liability in the amount of $1,382 and $360, respectively, which was presented under Other long-term liabilities in its balance sheet.

For the years ended December 31, 2024 and 2023, the Company recognized expenses of $3,437 and $662, related to the Service-Based Earn-Out and the Additional Earn-Out Consideration, respectively.

As of December 31, 2024, there was $4,182 of unrecognized compensation cost related to the Service Based Earn-Out and the Additional Earn-Out Consideration. This amount is expected to be recognized over a period of two years.

The Company allocated the purchase price consideration to tangible and identified intangible assets acquired and liabilities assumed based on the estimates of their fair values (with the exception of exceptions in the purchase method such as contract assets, lease liabilities and assets, tax balances etc.), which were determined using generally accepted valuation techniques based on estimates and assumptions made by management at the time of the acquisition.

The following table summarizes the value of assets acquired and liabilities assumed as of the acquisition date:

Value
Cash and cash equivalents	680
Trade receivables and contract assets	7,547
Inventories	4,952
Other current assets	1,809
Identified intangible assets	16,454
Goodwill	9,026
Other long-term assets	2,139
Total assets acquired	42,607

Credit facility	9,043
Other current liabilities	9,182
Deferred taxes, net	1,873
Long-term loan	2,000
Other long-term liabilities	1,278
Total liabilities assumed	23,376

Total purchase price consideration	19,231

Goodwill represents the purchase price consideration paid in excess of the net tangible and intangible assets acquired, and is attributable primarily to expected synergies, economies of scale and the assembled workforce of DPI, etc. Goodwill is allocated to the Defense operating segment and is not deductible for income tax purposes.

During the year ended December 31, 2024, the Company finalized measurement period adjustments related to its deferred taxes, which were recorded to reflect facts and circumstances that existed as of the acquisition date. These adjustments decreased the goodwill balance by $2,246 to $9,026.

The Company’s review of the purchase price allocation was completed during the year ended December 31, 2024.

The following table summarizes the estimate of the identified intangible assets and their estimated useful lives as of the acquisition date:

	Fair Value	Average expected useful life
Customer relationships	10,922	15 years
Technology	1,193	8 years
Trademark	1,775	15 years
Backlog	2,564	1.25 years
	16,454

The stand-alone results of operations of DPI have been included in the consolidated financial statements since the acquisition date. DPI’s revenue and net income included in the Company’s consolidated statement of income (loss) from the acquisition date through December 31, 2023 were $6,194 and $479, respectively.

The following unaudited pro forma combined financial information table presents the results of operations of the Company and DPI as if the acquisition of DPI has been completed on January 1, 2022. The unaudited pro forma financial information includes adjustments primarily related to amortization of the acquired intangible assets, neutralization of transaction costs, recognition of retention bonuses, recognition of share-based compensation associated with issuance of stock options to DPI’s key employees and with the Service Based Earn-Out and the Additional Earn-Out Consideration, which are subject to continued service, as noted above. In addition, the unaudited pro forma financial information assumes no change in the fair value of the Holdback Amount and the Earn-out Consideration.

The unaudited pro forma results have been prepared for illustrative purposes only and are not necessarily indicative of what the actual results of operations of the Company and DPI, combined, would have been due to any synergies, economies of scale, the assembled workforce of DPI, etc.

	Year Ended December 31,
	Unaudited
	2023	2022
Revenues	297,596	286,636
Net income (loss)	16,316	(9,200)